Exhibit 10.28

THIRD AMENDMENT TO LOAN AGREEMENT AND LIMITED CONSENT

THIS THIRD AMENDMENT TO LOAN AGREEMENT AND LIMITED CONSENT (this “Amendment”) is made and entered into as of August 9, 2023, among Silverview Credit Partners LP, a Delaware limited partnership (“Agent”), the Lenders party hereto (the “Lenders”), Pinstripes, Inc., a Delaware corporation (the “Borrower”), and the Guarantors party hereto.

WHEREAS, reference is hereby made to the certain Loan Agreement, dated as of March 7, 2023 (as amended, supplemented, amended and restated or otherwise modified from time to time and immediately prior to the Amendment Effective Date (as defined below), the “Existing Loan Agreement” and, as amended by this Amendment, the “Loan Agreement”; capitalized terms used but not defined herein having the meanings provided for in the Loan Agreement), among the Borrower, the Lenders party thereto and Agent; and

WHEREAS, the Borrower has requested that Agent and the Lenders make certain amendments to the terms of the Existing Loan Agreement, and Agent and the Lenders are willing to make such amendments, in each case subject to the satisfaction of the conditions and on the terms set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.             Amendments to Existing Loan Agreement.   Effective as of the Amendment Effective Date, the Existing Loan Agreement is hereby amended as follows:

a.           Clause (vii) of Section 9 of the Terms Schedule to the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:

(vii) Total Net Leverage Ratio. At the end of any Measurement Period set forth in the table below, the Borrower and its Subsidiaries shall maintain a Total Net Leverage Ratio of not more than the applicable Total Net Leverage Ratio for such Measurement Period:

Measurement Period Ending:	Total Net Leverage Ratio:
March 31, 2024	5.00:1.00
September 30, 2024	3.25:1.00
March 31, 2025	3.00:1.00
September 30, 2025, and each semiannual period thereafter	2.50:1.00

b.           The Definitions Schedule to the Existing Loan Agreement is hereby amended by amending and restating the definition of “EBITDA” therein in its entirety to read as follows:

“EBITDA” means, for any Measurement Period, the sum (without duplication) of (A) the Consolidated Net Income of the Borrower and its Subsidiaries, plus (B) to the extent deducted from the computation of Consolidated Net Income for such period, the sum of (i) Cash Interest Expense, (ii) the provision for taxes based on income, including federal, state and local income taxes, (iii) depreciation and amortization expense, (iv) Pre-Opening Expenses, (v) one-time, non-recurring fees, charges and other expenses; provided that the aggregate amount added back pursuant to this subclause (v) shall not exceed 10% of EBITDA (calculated before giving effect to all addbacks and adjustments under this definition, including pursuant to this subclause (v)) for any such period for any such period, (vi) to the extent not capitalized in accordance with GAAP, any fees, costs or other expenses in connection with a capital raise by the Borrower, whether pursuant to a public or private sale or issuance of Equity Interests of the Borrower or by a contribution of capital into the Borrower; (vii) non-cash impairments of long lived assets; (viii) non-cash adjustments required in connection with fair value measurements of warrants issued by the Borrower (including without limitation the Warrants as defined in this Agreement); (ix) non-cash compensation expenses arising from the grant of stock-based awards by the Borrower; (x) any and all costs, expenses, and fees related to and arising out of the that certain Business Combination Agreement by and among Banyan Acquisition Corporation, Panther Merger Sub Inc. and Pinstripes, Inc., dated June 22, 2023; and (xi) non-cash rent expenses incurred by Obligors prior to any Restaurant opening, minus (C) to the extent included in revenue in computing Consolidated Net Income for such period, one-time, non- recurring gains for such period.

2.           Representations and Warranties. Each Obligor hereby represents and warrants to Agent and the Lenders as follows:

a.           the execution and delivery of this Amendment, and the performance by each Obligor of this Amendment and the Loan Agreement has been duly authorized by all necessary actions of such Obligor, and do not and will not violate any provision of law, or any writ, order or decree of any court or Governmental Authority or agency, or any provision of the Organizational Documents of such Obligor, and do not and will not result in a breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of such Obligor pursuant to, any law, regulation, instrument or agreement to which any such Obligor is a party or by which any such Person or its respective properties may be subject or bound;

b.           each of this Amendment and the Loan Agreement is the legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, subject only to bankruptcy and similar laws affecting creditors’ rights generally;

c.           this Amendment has been duly executed and delivered by each Obligor; and

d.           immediately before and after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing or would result from the consummation of the transactions contemplated hereby.

3.           Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of the following, as determined by Agent in its reasonable discretion (the date of such effectiveness, the “Amendment Effective Date”):

a.           Agent shall have received counterparts of this Amendment executed and delivered by the Borrower, the Guarantors party hereto and the Lenders;

b.           before and after giving effect to this Amendment, no Default or Event of Default shall exist or have occurred and be continuing as of the Amendment Effective Date;

c.           all of the representations, warranties and certifications of or on behalf of the Obligors contained in Section 3 hereof and set forth in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) on and as of the Amendment Effective Date (in each case both immediately before and immediately after giving effect to this Amendment), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) as of such earlier date; and

d.           the Obligors shall have paid on or before the Amendment Effective Date any and all fees required to be paid pursuant to this Amendment and the Loan Agreement and all Lender Expenses incurred by Agent and the Lenders in connection with this Amendment, including, without limitation, the reasonable fees and expenses of Alston & Bird LLP, counsel to Agent.

The Obligors shall be deemed to represent and warrant to Agent that each of the foregoing conditions have been satisfied upon the release of their respective signatures to this Amendment.

4.           No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any other Loan Document or constitute a course of conduct or dealing among the parties. Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as expressly amended hereby, the Loan Agreement and the other Loan Documents remain unmodified and in full force and effect. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement and the other Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein. On and after the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in any other Loan Document (including any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment) to the Loan Agreement shall be deemed to be a reference to the Loan Agreement as amended hereby. On and after the Effective Date, each reference in the Security Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Security Agreement, and each reference in the other Loan Documents to “the Security Agreement,” “thereunder,” “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Amendment. This Amendment shall constitute a Loan Document.

5.           Reaffirmation of Obligors. Each Obligor hereby consents to the amendment of the Existing Loan Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Obligor is a party is, and the obligations of such Obligor contained in the Existing Loan Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Obligor hereby confirms that (a) the existing security interests granted by such Obligor in favor of Agent pursuant to the Loan Documents in the Collateral described therein shall continue to secure the Obligations and (b) the existing guaranties provided by such Obligor in favor of Agent pursuant to the Loan Documents shall continue to guarantee the Obligations under the Loan Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

6.            Release. Each Obligor hereby acknowledges and agrees that, as of the date hereof: (a) neither it nor any of its Subsidiaries has any claim or cause of action against Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) under or pursuant to the Loan Agreement or any other Loan Document and (b) Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Obligors and all of their Subsidiaries under or pursuant to the Loan Agreement and any other Loan Document. Notwithstanding the foregoing, Agent and the Lenders wish (and the Obligors agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Obligor (for itself and its Subsidiaries and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge Agent and the Lenders, together with their respective Affiliates, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Loan Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Obligor, or the making of any Terms Loans or other advances, or the management of such Term Loans or other advances or the Collateral (collectively, the “Released Claims”). Each Obligor represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party which would constitute a Released Claim or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a Released Claim by any Releasor against any Released Party which would not be released hereby.

7.           Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment and by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. Notwithstanding anything provided for in any of the Loan Documents, the words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

8.           Complete Agreement. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Loan Agreement.

9.           Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[signatures on next page]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER:

PINSTRIPES, INC.

By:	/s/ Dale Schwartz
Name:	Dale Schwartz
Title:	Chief Executive Officer

GUARANTORS:

PINSTRIPES HILLSDALE LLC

By:	/s/ Dale Schwartz
Name:	Dale Schwartz
Title:	Chief Executive Officer

PINSTRIPES AT PRAIRIEFIRE, INC.

By:	/s/ Dale Schwartz
Name:	Dale Schwartz
Title:	Chief Executive Officer

PINSTRIPES ILLINOIS, LLC

By:	/s/ Dale Schwartz
Name:	Dale Schwartz
Title:	Chief Executive Officer

AGENT:

SILVERVIEW CREDIT PARTNERS LP

By:	/s/ Vaibhav Kumar
Name:	Vaibhav Kumar
Title:	Partner

LENDERS

SPEARHEAD INSURANCE SOLUTIONS IDF, LLC – SERIES SCL

By: Spearhead IDF Partners, LLC, its Manager

By:
Name:	Ken Foley
Title:	Managing Member

SILVERVIEW SPECIAL SITUATIONS LENDING LP

By:	/s/ Vaibhav Kumar
Name:	Vaibhav Kumar
Title:	Partner

AGENT:

SILVERVIEW CREDIT PARTNERS LP

By:	/s/ Vaibhav Kumar
Name:	Vaibhav Kumar
Title:	Partner

LENDERS

SPEARHEAD INSURANCE SOLUTIONS IDF, LLC – SERIES SCL

By: Spearhead IDF Partners, LLC, its Manager

By:	/s/ Ken Foley
Name:	Ken Foley
Title:	Managing Member

SILVERVIEW SPECIAL SITUATIONS LENDING LP

By:	/s/ Vaibhav Kumar
Name:	Vaibhav Kumar
Title:	Partner